UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 Or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 12, 2008

GSC ACQUISITION COMPANY
(Exact name of registrant as specified in charter)

DELAWARE	001-33553	20-5779392
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Campus Drive, Suite 220 Florham Park, NJ
(Address of principal executive offices)

Registrant’s telephone number, including area code: (973) 437-1000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

WHERE TO FIND ADDITIONAL INFORMATION
PARTICIPANTS IN THE SOLICITATION

Item 8.01  Other Events
Item 9.01  Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-99.1:  Script of the conference call held by GSCAC and Complete Energy on May 12, 2008

i

INFORMATION TO BE INCLUDED IN THIS REPORT

WHERE TO FIND ADDITIONAL INFORMATION

THIS CURRENT REPORT ON FORM 8-K IS BEING MADE WITH RESPECT TO A PROPOSED MERGER (THE “MERGER”) AND RELATED TRANSACTIONS INVOLVING GSC ACQUISITION COMPANY (“GSCAC”) AND COMPLETE ENERGY HOLDINGS, LLC (“COMPLETE ENERGY”).  IN CONNECTION WITH THESE PROPOSED TRANSACTIONS, GSCAC INTENDS TO FILE WITH THE SECURITIES EXCHANGE COMMISSION (“SEC”) A PRELIMINARY PROXY STATEMENT AND TO MAIL A DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS TO GSCAC’S STOCKHOLDERS.  THE INFORMATION CONTAINED IN THIS CURRENT REPORT ON FORM 8-K IS NOT COMPLETE AND MAY BE CHANGED.  BEFORE MAKING ANY VOTING OR INVESTMENT DECISIONS, GSCAC’S STOCKHOLDERS AND OTHER INTERESTED PERSONS ARE URGED TO READ, WHEN IT BECOMES AVAILABLE, GSCAC’S PRELIMINARY PROXY STATEMENT, AND ANY AMENDMENTS THERETO, AND THE DEFINITIVE PROXY STATEMENT IN CONNECTION WITH GSCAC’S SOLICITATION OF PROXIES FOR THE SPECIAL MEETING TO BE HELD TO APPROVE THE MERGER AND RELATED TRANSACTIONS ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT GSCAC, COMPLETE ENERGY AND THE PROPOSED TRANSACTIONS.  THE DEFINITIVE PROXY STATEMENT WILL BE MAILED TO GSCAC STOCKHOLDERS AS OF A RECORD DATE TO BE ESTABLISHED FOR VOTING ON THE PROPOSED MERGER AND RELATED TRANSACTIONS.  STOCKHOLDERS AND OTHER INTERESTED PERSONS WILL ALSO BE ABLE TO OBTAIN A COPY OF THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS ONCE THEY ARE AVAILABLE, WITHOUT CHARGE, AT THE SEC’S WEB SITE AT HTTP://WWW.SEC.GOV OR BY DIRECTING A REQUEST TO:  GSC ACQUISITION COMPANY, 500 CAMPUS DRIVE, SUITE 220, FLORHAM PARK, NEW JERSEY 07932, FACSIMILE: (212) 884-6184.

PARTICIPANTS IN THE SOLICITATION

GSCAC AND ITS DIRECTORS AND OFFICERS MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES TO GSCAC’S STOCKHOLDERS IN CONNECTION WITH THE MERGER.  A LIST OF THE NAMES OF THOSE DIRECTORS AND OFFICERS AND A DESCRIPTION OF THEIR INTERESTS IN GSCAC IS CONTAINED IN GSCAC’S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2007, WHICH IS FILED WITH THE SEC, AND WILL ALSO BE CONTAINED IN GSCAC’S PROXY STATEMENT WHEN IT BECOMES AVAILABLE.  GSCAC’S STOCKHOLDERS MAY OBTAIN ADDITIONAL INFORMATION ABOUT THE DIRECT AND INDIRECT INTERESTS OF THE PARTICIPANTS IN THE ACQUISITION, BY SECURITY HOLDINGS OR OTHERWISE, BY READING GSCAC’S PROXY STATEMENT AND OTHER MATERIALS TO BE FILED WITH THE SEC WHEN SUCH INFORMATION BECOMES AVAILABLE.

NOTHING IN THIS CURRENT REPORT ON FORM 8-K SHOULD BE CONSTRUED AS, OR IS INTENDED TO BE, A SOLICITATION FOR OR AN OFFER TO PROVIDE INVESTMENT ADVISORY SERVICES.

1

Item 8.01  Other Events

Script of the Conference Call

On May 12, 2008, GSC Acquisition Company (“GSCAC”) and Complete Energy Holdings LLC (“Complete Energy”) hosted a conference call at 10:00 a.m. Eastern Time (ET) to discuss the transaction that was announced earlier today pursuant to which, subject to the terms and conditions set forth in the agreement and plan of merger dated as of May 9, 2008 among GSCAC, GSCAC Holdings I LLC, GSCAC Holdings II LLC, GSCAC Merger Sub LLC and Complete Energy, GSCAC will indirectly acquire Complete Energy by way of a merger (a description of such transaction was filed earlier today with the SEC).

A copy of the script for this conference call is filed as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01  Financial Statements and Exhibits

(d) Exhibits.

99.1     Script of the conference call held by GSCAC and Complete Energy on May 12, 2008

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GSC Acquisition Company

Date:	May 12, 2008	By:	/s/ Matthew C. Kaufman
			Name:	Matthew C. Kaufman
			Title:	President and Director

3

EXHIBIT INDEX

Exhibit Number	Description
EX-99.1	Script of the conference call held by GSCAC and Complete Energy on May 12, 2008

4